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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 16, 1996
                                                          ---------------


                                Metrocall, Inc.
                                ---------------
             (Exact name of registrant as specified in its charter)



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
   Delaware                            0-21924                      54-1215634
   --------                            -------                      ----------
(State or other jurisdiction        (Commission                  (IRS Employer
of incorporation)                   file number)                 Identification No.)
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                 6677 Richmond Highway, Alexandria, Virginia
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                   (Address of Principal Executive Offices)



Registrant's telephone number, including area code: (703) 660-6677





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ITEM 5. OTHER EVENTS

                 On May 16, 1996, Metrocall Inc. (the Company) issued a press release announcing that it had entered into a definitive merger agreement whereby A+ Network, Inc. would merge into the Company in a two step transaction. The press release is attached as Exhibit 1. The Agreement and Plan of Merger and the related A+ Shareholders' Option and Sale Agreement is attached as Exhibit 3.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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
Exhibit          Description
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

  1              Press release dated May 16, 1996

  2              Agreement and Plan of Merger between Metrocall, Inc. and A+ Network, Inc. dated May 16, 1996

  3              A+ Shareholders' Option and Sale Agreement
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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Date: May 17, 1996
                                  Metrocall, Inc.


                                  By:  /s/ Vincent D. Kelly
                                       --------------------
                                          Vincent D. Kelly
                                          Chief Financial Officer and Treasurer